Exhibit 10.9

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of May 8, 2014 (this “Amendment”), is entered into among EVO PAYMENTS INTERNATIONAL, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and SUNTRUST BANK, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of May 30, 2012, as amended by that certain First Amendment to Credit Agreement and Security Agreement dated as of June 7, 2013 and by that certain Second Amendment to Credit Agreement dated as of December 24, 2013 (as the same may be further amended, modified, extended, supplemented or restated from time to time, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Credit Agreement, as provided herein.

NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Amendments and Acknowledgement.

(a) The first parenthetical in Section 5.1(a) of the Credit Agreement is amended by adding “for such fiscal year” after “120 days”.

(b) The introductory phrase of Section 5.1(b) of the Credit Agreement is amended and restated as follows:

“as soon as available and in any event within 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year,”

(c) The table in Section 6.1 of the Credit Agreement is amended by (i) replacing the Consolidated Leverage Ratio required for June 30, 2014 with “5.00:1.00” and (ii) replacing the Consolidated Leverage Ratio required for September 30, 2014 with “4.75:1.00”.

(d) Schedule I of the Credit Agreement is amended in its entirety to read in the form of such Schedule I attached hereto, which revised schedule (i) reflects the movement of Community & Southern Bank from a Multicurrency Lender to a Dollar Lender and (ii) reflects the increase in the overall Revolving Commitments pursuant to Section 2.23 occurring concurrently with the execution of this Amendment.

(e) The parties hereto acknowledge and agree that the Additional Commitment Amount referred to in Section 2.23 of the Credit Agreement shall remain at $50,000,000 after giving effect to the increase in Revolving Commitments pursuant to Section 2.23 occurring concurrently with the execution of this Amendment.

2. Effectiveness; Conditions Precedent. This Amendment shall be effective when all of the conditions set forth in this Section 2 shall have been satisfied (the “Third Amendment Effective Date”):

(a) The Administrative Agent shall have received a counterpart of this Amendment signed by or on behalf of the Borrower, the Guarantors, the Administrative Agent, the Required Lenders and Lenders holding at least a majority of the outstanding Revolving Loans.

(b) The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying that:

(i) All of the representations and warranties in the Loan Documents are true and correct in all material respects (except that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) as of the Third Amendment Effective Date (other than representations and warranties which are as of a specific date, which shall be true and correct in all material respects or in all respects, as applicable, as of such date); and

(ii) After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing or would result from any proposed Borrowings to be made on the Third Amendment Effective Date;

(c) The Administrative Agent shall have received payment of all fees due and payable by the Loan Parties pursuant to the Fee Letter, dated as of the date hereof, to or for the account of the Lenders, Administrative Agent or the Arranger.

3. Expenses. Subject to the limitations set forth in Section 9.3 of the Credit Agreement, the Loan Parties agree to reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses of the Administrative Agent incurred in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC.

4. Ratification of Credit Agreement. Each Loan Party acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Loan Documents, as amended hereby. This Amendment is a Loan Document.

5. Authority/Enforceability. Each Loan Party represents and warrants as follows:

(a) It has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment.

(b) This Amendment has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and to general principles of equity.

(c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Loan Party of this Amendment.

(d) The execution and delivery of this Amendment does not (i) contravene the terms of its Organization Documents (ii) violate any Law or (iii) contravene any contracts to which such Loan Party is bound.

6. Representations and Warranties of the Loan Parties. Each Loan Party represents and warrants to the Lenders that after giving effect to this Amendment (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects (or, if such representation or warranty is qualified by materiality or Material Adverse Effect, it shall be true and correct in all respects as written) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (b) no event has occurred and is continuing which constitutes a Default.

7. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original.

8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10. Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

11. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	EVO PAYMENTS INTERNATIONAL, LLC, a Delaware limited liability company

	By:	/s/ Ray Sidhom
	Name:	Ray Sidhom
	Title:	Authorized Officer

GUARANTORS:	EVO MERCHANT SERVICES, LLC, a Delaware limited liability company

	By:	/s/ Ray Sidhom
	Name:	Ray Sidhom
	Title:	Authorized Officer

ENCORE PAYMENT SYSTEMS, LLC, a Delaware limited liability company

	By:	/s/ Ray Sidhom
	Name:	Ray Sidhom
	Title:	Authorized Officer

VISION PAYMENT SOLUTIONS, LLC, a Delaware limited liability company

	By:	/s/ Ray Sidhom
	Name:	Ray Sidhom
	Title:	Authorized Officer

NATIONWIDE PAYMENT SOLUTIONS, LLC, a Delaware limited liability company

	By:	/s/ Ray Sidhom
	Name:	Ray Sidhom
	Title:	Authorized Officer

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COMMERCE PAYMENT GROUP, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

EVO DIRECT, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

PRODIGY PAYMENT SYSTEMS, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

MOMENTUM PAYMENT SYSTEMS, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

MOCA PAYMENT SYSTEMS, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

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POWERPAY, LLC, a Maine limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

POWERPAY CAPITAL, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

EVO PAYMENT SYSTEMS, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

EVO POWERPAY HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

CVE EVO, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

E-ONLINEDATA, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

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E-ONLINEDATA-POWERPAY, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

MEINC, LLC, a Delaware limited liability company

By:	/s/ Ray Sidhom
Name:	Ray Sidhom
Title:	Authorized Officer

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ADMINISTRATIVE AGENT:	SUNTRUST BANK, as Administrative Agent, Issuing Bank and Swingline Lender

	By:	/s/ David Bennett
	Name:	David Bennett
	Title:	Director

LENDERS:	SUNTRUST BANK, as a Lender

	By:	/s/ David Bennett
	Name:	David Bennett
	Title:	Director

BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Jonathan Jacob
	Name:	Jonathan Jacob
	Title:	Vice President

PEOPLE’S UNITED BANK, as a Lender

	By:	/s/ Robert M. Carley
	Name:	Robert M. Carley
	Title:	S.V.P.

SYNOVUS BANK, as a Lender

	By:	/s/ William Buchy
	Name:	William Buchy
	Title:	Corporate Banker

PNC BANK, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Susan J. Dimmick
	Name:	Susan J. Dimmick
	Title:	Senior Vice President

REGIONS BANK, as a Lender

	By:	/s/ Knight D. Kieffer
	Name:	Knight D. Kieffer
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ G. Mandellay, Jr.
	Name:	G. Mandellay, Jr.
	Title:	SVP

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Goh Siew Tan
Name:	Goh Siew Tan
Title:	Executive Director

SANTANDER BANK, N.A. (f/k/a SOVEREIGN BANK N.A.), as a Lender

By:	/s/ Douglas J. Meyer
Name:	Douglas J. Meyer
Title:	Vice President

CERTUSBANK, N.A., as a Lender

By:	/s/ Stacy B. Brandon
Name:	Stacy B. Brandon
Title:	Senior Vice President

ALLIED IRISH BANKS PLC, as a Lender

By:	/s/ Roisin O’Connell
Name:	Roisin O’Connell
Title:	Senior Vice President

By:	/s/ Donna Cleary
Name:	Donna Cleary
Title:	Vice President

COMERICA BANK, as a Lender

By:	/s/ Timothy O’Rourke
Name:	Timothy O’Rourke
Title:	Vice President

COMMUNITY & SOUTHERN BANK, as a Lender

By:	/s/ Lissette Rivera-Pauley
Name:	Lissette Rivera-Pauley
Title:	SVP, Senior Debt Specialist

AIB DEBT MANAGEMENT LTD as a Lender

By:	/s/ Roisin O’Connell
Name:	Roisin O’Connell
Title:	Senior Vice President
Investment Advisor to AIB Debt Management, Limited

By:	/s/ Donna Cleary
Name:	Donna Cleary
Title:	Vice President
Investment Advisor to AIB Debt Management, Limited